UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

February 2, 2015

Date of Report (Date of earliest event reported)

OWENS-ILLINOIS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9576 (Commission File Number)	22-2781933 (IRS Employer Identification No.)

One Michael Owens Way Perrysburg, Ohio (Address of principal executive offices)	43551-2999 (Zip Code)

(567) 336-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.                            RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 2, 2015, Owens-Illinois, Inc. issued a press release announcing its results of operations for the quarter  and year ended December 31, 2014.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  Additional financial information, posted to the Company’s web site, is attached hereto as Exhibit 99.2.

ITEM 9.01.                               FINANCIAL STATEMENTS AND EXHIBITS.

(d)                                                                                 Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 2, 2015, announcing results of operations for the quarter and year ended December 31, 2014

99.2	Additional financial information — quarter and year ended December 31, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS, INC.

Date: February 2, 2015	By:	/s/ Stephen P. Bramlage, Jr.
	Name:	Stephen P. Bramlage, Jr.
	Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 2, 2015, announcing results of operations for the quarter and year ended December 31, 2014

99.2	Additional financial information — quarter and year ended December 31, 2014